UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2007

VirTra Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	000-28381	93-1207631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Blvd., Suite 300, Houston, Texas 77042
(Address of principal executive offices)

(832) 242-1100

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Completion of Acquisition or Disposition of Assets

On April 27, 2007,  J. David Rogers, chief financial officer, ceased to be employed with the company. Perry V Dalby, VirTra Systems’ chief executive officer, will act as interim chief financial officer until the position is filled by a suitable candidate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA SYSTEMS, INC. (Registrant)

By:	/s/ Steven Haag______________
Steven Haag
Vice President, Investor Relations

Dated: May 4, 2007